UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Commission file number 0-4604

                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                  Ohio                                       31-0746871
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    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                      Identification No.)

  6200 S. Gilmore Road, Fairfield, Ohio                       45014-5141
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(Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (513) 870-2000

Item 9. Regulation FD Disclosure (Disclosure of Results of Operations and Financial Condition).

On July 14, 2003, Cincinnati Financial Corporation issued the attached press release. In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" to satisfy the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition." The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CINCINNATI FINANCIAL CORPORATION

                                 /s/ Kenneth W. Stecher
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                                 Kenneth W. Stecher
                                 Chief Financial Officer, Senior Vice President, Secretary and Treasurer
                                 (Principal Accounting Officer)
                                 July 14, 2003